United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
PRESS RELEASE

Item 9. Regulation FD Disclosure.

On March 19, 2004, Hercules Incorporated (“Hercules”) announced its intention to refinance its senior bank credit facility and to commence a private offering of Senior Subordinated Notes due 2034. The notes have not been and will not be registered under the Securities Act of 1934, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A press release related to the proposed transactions, dated March 19, 2004, was issued by Hercules and is furnished as an exhibit hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless the registrant expressly states otherwise.

Exhibits.

99.1	Press Release of Hercules Incorporated dated March 19, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2004	By:	HERCULES INCORPORATED

/s/ Fred G. Aanonsen

Fred G. Aanonsen
Vice President and Controller

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Hercules Incorporated dated March 19, 2004